EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Genio Group, Inc. (the "Company") for the six months ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony K. Welch, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2009

/s/ Anthony K. Welch

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Chief Executive Officer and Chief Financial Officer